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                          CROSSWORLDS SOFTWARE, INC.

                                1997 STOCK PLAN
                           (As Amended January 2000)

     1.   Purposes of the Plan.  The purposes of this Stock Plan are to attract
          --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as shall
                -------------
be administering the Plan in accordance with Section 4 hereof.

          (b)  "Applicable Laws" means the requirements relating to the
                ---------------
of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Change of Control" means a sale of all or substantially all of
                -----------------
the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Committee"  means a committee of Directors appointed by the
                ---------
Board in accordance with Section 4 hereof.

          (g)  "Common Stock" means the Common Stock of the Company.
                ------------

          (h)  "Company" means CrossWorlds Software, Inc., a Delaware
                -------
corporation.

          (i)  "Consultant" means any person who is engaged by the Company or
                ----------
any Parent or Subsidiary to render consulting or advisory services to such entity, including a Director of the Company.

          (j)  "Director" means any member of the Board of Directors of the
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Company.
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          (k)  "Employee" means any person, (including, if appropriate,
                --------
Officers, Directors and Named Executives, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator, subject to any requirements of the Code. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (m)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Listed Security" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

          (p)  "Named Executive" means any individual who, on the last day of
                ---------------
the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the

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chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (r)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (t)  "Option Agreement" means a written or electronic agreement
                ----------------
between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u)  "Option Exchange Program" means a program whereby outstanding
                -----------------------
Options are exchanged for Options with a lower exercise price.

          (v)  "Optioned Stock" means the Common Stock subject to an Option or a
                --------------
Stock Purchase Right.

          (w)  "Optionee" means the holder of an outstanding Option or Stock
                --------
Purchase Right granted under the Plan.

          (x)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (y)  "Plan" means this 1997 Stock Plan.
                ----

          (z)  "Reporting Person" means an Officer, Director, or greater than
                ----------------
10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (aa) "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of a Stock Purchase Right under Section 12 below.

          (bb) "Section 16(b)" means Section 16(b) of the Securities Exchange
                -------------
Act of 1934, as amended.

          (cc) "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (dd) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 below.

          (ee) "Stock Purchase Right" means a right to purchase Common Stock
                --------------------
pursuant to Section 12 below.

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          (ff) "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

          (gg) "Ten Percent Holder" means a person who owns stock representing
                ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 12 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 3,000,000, plus an automatic increase on the first day of each fiscal year of the Company beginning in 2001 and ending in 2005 equal to the lesser of (i) 3,000,000 Shares, (ii) five percent (5%) of the Shares outstanding on the last day of the immediately preceding fiscal year or,
(iii) such lesser number of Shares determined by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant as Stock Purchase Rights or Nonstatutory Stock Options under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  General.  The Plan shall be administered by the Board or a
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Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Employees and Consultants.

          (b)  Administration With Respect to Reporting Persons.  With respect
               ------------------------------------------------
to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c)  Committee Composition.  If a Committee has been appointed
               ---------------------
pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

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

          (d)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (viii) to initiate an Option Exchange Program;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

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

          (d)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     8.   Limitation on Grants to Employees. Subject to adjustment as provided
          ---------------------------------
in Section 13 below, after the date, if any, on which the Common Stock becomes a Listed Security, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 Shares.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

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

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of grant of such Option, is a Ten Percent Holder, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii)   In the case of a Nonstatutory Stock Option

                      (A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a Service Provider who, at the time of grant of such Option is a Ten Percent Holder, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                      (B) granted, prior to the date, if any, on which the Common Stock becomes a Listed Security to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator.

                      (C) granted on or after the date, if any, on which the Common Stock becomes a Listed Security to any Service Provider, the per share Exercise Price shall be such price as determined by the Administrator; provided, however, that if such Service Provider is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Stockholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided, however, that if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer (including but not limited to Officers), Director or Consultant of the Company or any Parent or Subsidiary of the Company, the Option may become fully exercisable, and a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider.  If an
               -------------------------------------------------
Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option

Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Extension of Exercise Period.  The Administrator shall have full
               ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Service Provider relationship with the Company from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (g)  Rule 16b-3.  Options granted to Reporting Persons shall comply
               ----------
with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

     11.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 11.

     12.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, provided, however, that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer (including an Officer), Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Stockholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

     13.  Adjustments Upon Changes in Capitalization, Change of Control.
          -------------------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares set forth in Sections 3(a)(i) and 8 above, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Change of Control.  In the event of a Change of Control, each
               -----------------
outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the Change of Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

          (d)  Termination Following A Change of Control.  If the holder of an
               -----------------------------------------
Option or Stock Purchase Right is an employee of the Company and such holder's employment terminates as a result of an Involuntary Termination other than for Cause (as such terms are defined below) at any time within (1) one year following a Change of Control, then, subject to subsection (e) below, (i) in the case of an Option, the unvested shares under such Option shall automatically be accelerated and become exercisable as of the effective date of the Involuntary Termination in an amount equal to twelve (12) months of further vesting in accordance with the vesting schedule specified in the employee's option agreement and (ii) in the case of a Stock Purchase Right, any rights of repurchase with respect to such Stock Purchase Right shall automatically terminate as of the effective date of the Involuntary Termination with respect to an amount of shares equal to twelve (12) months of further vesting in accordance with the vesting schedule set forth in the employee's restricted stock purchase agreement.

          (e)  Limitation on Payments.  In the event that the vesting
               ----------------------
acceleration provided for in subsection (d) above (i) constitutes "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this subsection (e), would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then the vesting acceleration pursuant to subsection (d) above shall be either

               (i)  delivered in full, or

               (ii) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Section 4999 of the Code, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by
Section 4999, results in the receipt by the holder of an Option or Stock Purchase Right on an after-tax-basis, of the greater amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Any determination required under this subsection (e) shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding on the Company and all holders of Options and Stock Purchase Rights for all purposes. In the event that subdivision (i) above applies, then the holder of the Option or Stock Purchase Rights shall be responsible for any excise taxes imposed with respect to such severance and other benefits. In the event that subdivision (ii) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

          (f)  Definition of Terms.  The following terms used in subsections (d)
               -------------------
through (e) shall have the following meanings:

               (i)  Cause.  "Cause" shall mean (i) gross negligence or willful
                    -----
misconduct in the performance of an employee's duties to the Company; (ii) repeated unexplained or unjustified absence from the Company; (iii) a material and willful violation of any federal or state law; (iv) refusal or failure to act in accordance with any specific direction or order of, or contractual obligation with, the Company; (v) commission of any act of fraud with respect to the Company; or (vi) conviction of or plea of no contest to a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined by the Board of Directors of the Company.

               (ii) Involuntary Termination.  "Involuntary Termination" shall
                    -----------------------
mean (A) any termination by the Company without Cause and (B) a voluntary resignation by an employee within 60 days following the occurrence of one of the following events without the employee's express written consent: (i) the significant reduction of such employee's duties, authority or responsibilities, relative to the employee's duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to the employee of such reduced duties, authority or responsibilities, provided, however, that the assignment of the employee to a position with the same title as the employee then holds, or substantially similar title, in a business unit, division or subsidiary of the Company following a Change of Control or a company into which the Company is merged in a Change of Control or otherwise acquiring assets or voting shares of the Company in connection with a Change of Control, or a parent of such a company, shall not constitute a significant reduction of duties, authority or responsibilities; (ii) a material reduction by the Company in the base salary of the employee as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the employee was entitled immediately prior to such reduction with the result that the employee's overall benefits package is significantly reduced; or (iv) the relocation of the employee to a facility or a location more than fifty (50) miles from the employee's then present location.

     14.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Stockholder Approval.  The Board shall obtain stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with the Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan, or an amendment to the Plan, is adopted. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws.

     20.  Information to Optionees and Purchasers.  Prior to the date, if any,
          ---------------------------------------
on which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.